UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 15, 2021
_____________________
INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	765-5500
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
On February 1, 2021 (the "Closing Date"), International Flavors & Fragrances Inc. ("IFF" or the "Company") completed the combination of IFF and DuPont de Nemours, Inc's. ("DuPont") nutrition and biosciences business (the "N&B Business") which had been transferred to Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont ("N&B") in a Reverse Morris Trust transaction. IFF acquired 100% interest of N&B pursuant to definitive agreements, including an Agreement and Plan of Merger (the "Merger Agreement") entered into on December 15, 2019. For informational purposes only, set forth in Exhibit 99.1 to this Current Report on Form 8-K, the Company is furnishing certain segment information for FY 2020, pro forma to show the combination of the historical results of IFF and N&B as if the N&B Transaction had been consummated on the dates indicated therein.
This Form 8-K reflects the new segment structure of IFF. Following the merger, IFF began to manage and report its operating results through four reportable segments: Nourish, Scent, Health & Biosciences and Pharma Solutions.
The pro forma combined segment information has been prepared based upon currently available information and assumptions deemed appropriate by management. The pro forma combined segment information is not necessarily indicative of what IFF’s results of operations actually would have been had the merger been completed on the dates indicated in Exhibit 99.1. In addition, the pro forma combined segment information does not purport to project the future operating results of the Company.
The information contained in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	2020 Pro Forma Combined Reporting Segments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
By:	/s/ Rustom Jilla
Name:	Rustom Jilla
Title:	Executive Vice President and Chief Financial Officer
Dated:	April 15, 2021